                                                                     EXHIBIT 24

                               NEW TENNECO INC.

                               POWER OF ATTORNEY

  The undersigned, in his capacity as a Director of New Tenneco Inc., does hereby appoint Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, one or more Registration Statements on Form S-8 for the registration of (i) the Tenneco Thrift Plan for Hourly Employees, (ii) Tenneco Packaging 401(k) Savings Plan,
(iii) Tenneco Thrift Plan, (iv) Tenneco 401(k) Savings Plan for Chippewa Falls, (v) 1996 Tenneco Inc. Stock Ownership Plan, (vi) Tenneco Inc. Board of Directors Restricted Stock Program, and (vii) Tenneco Inc. Board of Directors Restricted Stock and Restricted Unit Program and any and all amendments and post-effective amendments to said Registration Statements, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

  IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 6th day of December, A.D. 1996.

                                                    /s/ Mark Andrews
                                          -------------------------------------
                                                      Mark Andrews

                                NEW TENNECO INC.

                               POWER OF ATTORNEY

  The undersigned, in his capacity as a Director of New Tenneco Inc., does hereby appoint Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, one or more Registration Statements on Form S-8 for the registration of (i) the Tenneco Thrift Plan for Hourly Employees, (ii) Tenneco Packaging 401(k) Savings Plan,
(iii) Tenneco Thrift Plan, (iv) Tenneco 401(k) Savings Plan for Chippewa Falls,
(v) 1996 Tenneco Inc. Stock Ownership Plan, (vi) Tenneco Inc. Board of Directors Restricted Stock Program, and (vii) Tenneco Inc. Board of Directors Restricted Stock and Restricted Unit Program and any and all amendments and post-effective amendments to said Registration Statements, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

  IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 6th day of December, A.D. 1996.

                                                /s/ W. Michael Blumenthal
                                          -------------------------------------
                                                  W. Michael Blumenthal

                                NEW TENNECO INC.

                               POWER OF ATTORNEY

  The undersigned, in his capacity as a Director of New Tenneco Inc., does hereby appoint Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, one or more Registration Statements on Form S-8 for the registration of (i) the Tenneco Thrift Plan for Hourly Employees, (ii) Tenneco Packaging 401(k) Savings Plan,
(iii) Tenneco Thrift Plan, (iv) Tenneco 401(k) Savings Plan for Chippewa Falls,
(v) 1996 Tenneco Inc. Stock Ownership Plan, (vi) Tenneco Inc. Board of Directors Restricted Stock Program, and (vii) Tenneco Inc. Board of Directors Restricted Stock and Restricted Unit Program, and any and all amendments and post-effective amendments to said Registration Statements, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

  IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 6th day of December, A.D. 1996.

                                                 /s/ M. Kathryn Eickhoff
                                          -------------------------------------
                                                   M. Kathryn Eickhoff

                                NEW TENNECO INC.

                               POWER OF ATTORNEY

  The undersigned, in his capacity as a Director of New Tenneco Inc., does hereby appoint Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, one or more Registration Statements on Form S-8 for the registration of (i) the Tenneco Thrift Plan for Hourly Employees, (ii) Tenneco Packaging 401(k) Savings Plan,
(iii) Tenneco Thrift Plan, (iv) Tenneco 401(k) Savings Plan for Chippewa Falls,
(v) 1996 Tenneco Inc. Stock Ownership Plan, (vi) Tenneco Inc. Board of Directors Restricted Stock Program, and (vii) Tenneco Inc. Board of Directors Restricted Stock and Restricted Unit Program and any and all amendments and post-effective amendments to said Registration Statements, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

  IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 6th day of December, A.D. 1996.

                                                   /s/ Peter T. Flawn
                                          -------------------------------------
                                                     Peter T. Flawn

                                NEW TENNECO INC.

                               POWER OF ATTORNEY

  The undersigned, in his capacity as a Director of New Tenneco Inc., does hereby appoint Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, one or more Registration Statements on Form S-8 for the registration of (i) the Tenneco Thrift Plan for Hourly Employees, (ii) Tenneco Packaging 401(k) Savings Plan,
(iii) Tenneco Thrift Plan, (iv) Tenneco 401(k) Savings Plan for Chippewa Falls,
(v) 1996 Tenneco Inc. Stock Ownership Plan, (vi) Tenneco Inc. Board of Directors Restricted Stock Program, and (vii) Tenneco Inc. Board of Directors Restricted Stock and Restricted Unit Program and any and all amendments and post-effective amendments to said Registration Statements, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

  IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 6th day of December, A.D. 1996.

                                                /s/ Henry U. Harris, Jr.
                                          -------------------------------------
                                                  Henry U. Harris, Jr.

                                NEW TENNECO INC.

                               POWER OF ATTORNEY

  The undersigned, in his capacity as a Director of New Tenneco Inc., does hereby appoint Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, one or more Registration Statements on Form S-8 for the registration of (i) the Tenneco Thrift Plan for Hourly Employees, (ii) Tenneco Packaging 401(k) Savings Plan,
(iii) Tenneco Thrift Plan, (iv) Tenneco 401(k) Savings Plan for Chippewa Falls,
(v) 1996 Tenneco Inc. Stock Ownership Plan, (vi) Tenneco Inc. Board of Directors Restricted Stock Program, and (vii) Tenneco Inc. Board of Directors Restricted Stock and Restricted Unit Program and any and all amendments and post-effective amendments to said Registration Statements, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

  IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 5th day of December, A.D. 1996.

                                                  /s/ Belton K. Johnson
                                          -------------------------------------
                                                    Belton K. Johnson

                                NEW TENNECO INC.

                               POWER OF ATTORNEY

  The undersigned, in his capacity as a Director of New Tenneco Inc., does hereby appoint Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, one or more Registration Statements on Form S-8 for the registration of (i) the Tenneco Thrift Plan for Hourly Employees, (ii) Tenneco Packaging 401(k) Savings Plan,
(iii) Tenneco Thrift Plan, (iv) Tenneco 401(k) Savings Plan for Chippewa Falls,
(v) 1996 Tenneco Inc. Stock Ownership Plan, (vi) Tenneco Inc. Board of Directors Restricted Stock Program, and (vii) Tenneco Inc. Board of Directors Restricted Stock and Restricted Unit Program and any and all amendments and post-effective amendments to said Registration Statement(s), and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

  IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 5th day of December, A.D. 1996.

                                                    /s/ John B. McCoy
                                          -------------------------------------
                                                      John B. McCoy

                                NEW TENNECO INC.

                               POWER OF ATTORNEY

  The undersigned, in his capacity as a Director of New Tenneco Inc., does hereby appoint Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, one or more Registration Statements on Form S-8 for the registration of (i) the Tenneco Thrift Plan for Hourly Employees, (ii) Tenneco Packaging 401(k) Savings Plan,
(iii) Tenneco Thrift Plan, (iv) Tenneco 401(k) Savings Plan for Chippewa Falls,
(v) 1996 Tenneco Inc. Stock Ownership Plan, (vi) Tenneco Inc. Board of Directors Restricted Stock Program, and (vii) Tenneco Inc. Board of Directors Restricted Stock and Restricted Unit Program and any and all amendments and post-effective amendments to said Registration Statement(s), and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

  IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 6th day of December, A.D. 1996.

                                                    /s/ David Plastow
                                          -------------------------------------
                                                    Sir David Plastow

                                NEW TENNECO INC.

                               POWER OF ATTORNEY

  The undersigned, in his capacity as a Director of New Tenneco Inc., does hereby appoint Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, one or more Registration Statements on Form S-8 for the registration of (i) the Tenneco Thrift Plan for Hourly Employees, (ii) Tenneco Packaging 401(k) Savings Plan,
(iii) Tenneco Thrift Plan, (iv) Tenneco 401(k) Savings Plan for Chippewa Falls,
(v) 1996 Tenneco Inc. Stock Ownership Plan, (vi) Tenneco Inc. Board of Directors Restricted Stock Program, and (vii) Tenneco Inc. Board of Directors Restricted Stock and Restricted Unit Program and any and all amendments and post-effective amendments to said Registration Statement(s), and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

  IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 6th day of December, A.D. 1996.

                                                  /s/ William L. Weiss
                                          -------------------------------------
                                                    William L. Weiss

                                NEW TENNECO INC.

                               POWER OF ATTORNEY

  The undersigned, in his capacity as a Director of New Tenneco Inc., does hereby appoint Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, one or more Registration Statements on Form S-8 for the registration of (i) the Tenneco Thrift Plan for Hourly Employees, (ii) Tenneco Packaging 401(k) Savings Plan,
(iii) Tenneco Thrift Plan, (iv) Tenneco 401(k) Savings Plan for Chippewa Falls,
(v) 1996 Tenneco Inc. Stock Ownership Plan, (vi) Tenneco Inc. Board of Directors Restricted Stock Program, and (vii) Tenneco Inc. Board of Directors Restricted Stock and Restricted Unit Program and any and all amendments and post-effective amendments to said Registration Statement(s), and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

  IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 6th day of December, A.D. 1996.

                                               /s/ Clifton R. Wharton, Jr.
                                          -------------------------------------
                                                 Clifton R. Wharton, Jr.